UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2024

SAFETY SHOT, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SHOT	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	SHOTW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Securities Purchase Agreement

On April 4 , 2024, Safety Shot, Inc.., (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with one accredited investor (the “Investor” ) for the purchase of 2,369,668 shares (the “Shares”) at a price of $2.11 per share which was the closing price on April 4, 2024. The Shares were priced. on April 4, 2024 at the closing price. The Company’s President, Jordan Schur is a 15% owner of the Investor, but is not an officer or director. Other shareholders of the Investor are also members of his immediate family (but not dependents).. The Company paid no commissions in connection with the Offering and the net proceeds were approximately $4,975,000..

Registration Rights Agreement

On April 4, 2024, the Company also entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement” and together with the SPA the “Agreements”), requiring the Company to register the Shares issued under the SPA. Pursuant to the Registration Rights Agreement, the Company has agreed to file one or more registration statements with the SEC covering the registration of the Shares.

The SPA and the Registration Rights Agreement, are filed as Exhibits 10.1, and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The above descriptions of the terms of the Agreements are qualified in their entirety by reference to such exhibits.

Item 3.02 Unregistered Sales of Equity Securities

The applicable information related to the Shares issued pursuant to the SPA presented in Item 1.01 of this Current Report is incorporated by reference in this Item 3.02. The Shares will be issued without prior registration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D thereunder.

Item 7.01 Regulation FD

On April 5, 2024, the Company issued a press release. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Exhibits

Exhibit No.	Description
10.01	Securities Purchase Agreement dated April 4, 2024
10.02	Registration Rights Agreement
99.1	Press Release dated April 5, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2024

SAFETY SHOT, INC.

By:	/s/ Jarrett Boon
Jarrett Boon,
Chief Executive Officer